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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



               Date of Report: (Date of earliest event reported):
                     November 20, 1998 (November 19, 1998)
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                                   ITEQ, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           1-10668                                       41-1667001
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    (Commission File Number)                   (IRS Employer Identification No.)


               2727 Allen Parkway, Suite 760, Houston, Texas 77019
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               (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code     (713) 285-2700
                                                           ---------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

                      AMENDMENT OF SHAREHOLDER RIGHTS PLAN

GENERAL

         On November 19, 1998, ITEQ, Inc., a Delaware corporation (the "Company"), amended the Rights Agreement (the "Rights Agreement"), dated as of September 4, 1998, between the Company and Harris Trust and Savings Bank, as Rights Agent. The amendment altered the definition of "Acquiring Person" by decreasing the threshold percentage for determining whether a person or group of affiliated or associated persons has become an Acquiring Person under the Rights Agreement from 25% to 15%.

THE RIGHTS AGREEMENT

         A copy of the amendment is being filed with the Securities and Exchange Commission as an exhibit to this Current Report on Form 8-K. This summary description of the amendment does not purport to be a complete description of the effect thereof and is qualified in its entirety by reference to the amendment and the Rights Agreement.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        EXHIBIT NO.                           EXHIBIT


            4.1 First Amendment to Rights Agreement, dated November 19, 1998, between ITEQ, Inc. and Harris Trust and Savings Bank.

            4.2 Rights Agreement dated as of September 4, 1998 between ITEQ, Inc. and Harris Trust Savings Bank, as Rights Agent, which includes as Exhibit C thereto the Form of Right Certificate (Incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated September 9, 1998).



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 19, 1998

                                  ITEQ, INC.


                                  By:        /s/ Lawrance W. McAfee
                                     -------------------------------------------
                                                Lawrance W. McAfee
                                       Executive Vice President, Chief Financial
                                               Officer and Secretary


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                               INDEX TO EXHIBITS



        EXHIBIT NO.                           EXHIBITS
        -----------                           --------
            4.1 First Amendment to Rights Agreement, dated November 19, 1998, between ITEQ, Inc. and Harris Trust and Savings Bank.

            4.2 Rights Agreement dated as of September 4, 1998 between ITEQ, Inc. and Harris Trust Savings Bank, as Rights Agent, which includes as Exhibit C thereto the Form of Right Certificate (Incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated September 9, 1998).
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